                                                                   EXHIBIT 10.3

                      SECOND AMENDMENT OF LOAN AGREEMENT

     This Second Amendment of Loan Agreement (this "Agreement") is made as of this 25th day of February 1999, by NORTHWEST PLAZA LLC, a Delaware limited liability company, WEA CRESTWOOD PLAZA LLC, a Delaware limited liability company, ENFIELD SQUARE LLC, a Delaware limited liability company, PLAZA BONITA LLC, a Delaware limited liability company, PLAZA WEST COVINA LLC, a Delaware limited liability company, MID RIVERS MALL LLC, a Delaware limited liability company, WEST PARK PARTNERS, L.P., a Missouri limited partnership, CAPITAL MALL COMPANY, a Washington limited partnership, FOX HILLS MALL LLC, a Delaware limited liability company, HORTON PLAZA LLC, a Delaware limited liability company, PARKWAY PLAZA LLC, a Delaware limited liability company, and OAKRIDGE MALL LLC, a Delaware limited liability company (each, a "Borrower" and collectively, the "Borrowers") and THE CAPITAL COMPANY OF AMERICA LLC (together with its successors and assigns, "Lender").

                                R E C I T A L S

     A. Lender and four of the Borrowers (the "Initial Borrowers") entered into that certain Loan Agreement dated as of October 30, 1998 (the "October Loan Agreement") pursuant to which Lender agreed to make a series of loans in the maximum aggregate amount of $850,000,000 to the Initial Borrowers and certain of their affiliates, respectively.

     B. Pursuant to an Assumption and Amendment of Loan Agreement dated as of December 9, 1998 (the "First Amendment"), Lender and the Borrowers amended the October Loan Agreement so as, among other things, to reduce the size of the loan facility to $746,100,000 and to have the Borrowers other than the Initial Borrowers assume the October Loan Agreement. The October Loan Agreement as amended by the First Amendment is hereinafter referred to as the "Original Loan Agreement".

     C. Lender and Borrowers have agreed to amend the Loan Agreement so as to increase the size of the facility to $754,100,000 and to otherwise modify certain provisions of the Loan Agreement.

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and the additional advances to be made by Lender pursuant to the terms hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender hereby agree as follows:

         1. DEFINITIONS. Capitalized terms appearing herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement. The term "Loan Agreement" as used in any of the Loan Documents, and the term "Agreement" as used in the Loan Agreement, shall hereafter be deemed to refer to the Original Loan Agreement as amended by this Agreement and by the REMIC Letter Agreement (as hereinafter defined) and as it may hereafter be further amended or modified from time to time.

         2.  CORRECTIONS AND CLARIFICATIONS.

             (a) In Section 2.6(a)(xi) of the October Loan Agreement, the reference to "Appraisal Value" is changed to "Appraised Value."

             (b) The Oakridge Option Fund shall be deemed a Fund for all purposes of the Loan Agreement.

             (c) In Section 4.13(c) of the October Loan Agreement, the reference to "June 15, 2002" is changed to "June 15, 2001".

             (d) Any letter of credit delivered to Lender in lieu of all or part of any Fund may be drawn by Lender upon the Maturity Date (unless the Loans have then been paid in full), and the proceeds of any such draw(s) shall be deemed to be a Fund for all purposes of the Loan Agreement. The provisions of this Paragraph 2(d) are not intended to limit Lender's right to draw on any letter of credit prior to the Maturity Date in accordance with the provisions of the Loan Agreement.

             (e) Sections 4.14(a) and (b) of the October Loan Agreement are amended and restated in their entirety to read as follows:

             "(a) AFTER THE OCCURRENCE OF A CASH MANAGEMENT EVENT, ALL RENTS REMAINING IN A DEPOSIT ACCOUNT AFTER APPLICATION THEREOF PURSUANT TO CLAUSE "NINTH" OF SECTION 3.1.3(a), SHALL BE TRANSFERRED TO THE MASTER

             DEPOSIT ACCOUNT (ALL FUNDS AT ANY TIME IN THE CASH COLLATERAL SUBACCOUNT OF THE MASTER DEPOSIT ACCOUNT BEING CALLED THE "CASH COLLATERAL FUND")."

             "(b) AFTER THE OCCURRENCE OF A CASH MANAGEMENT EVENT AND THE CONTINUATION THEREOF FOR 30 DAYS OR MORE, FUNDS IN THE CASH COLLATERAL SUBACCOUNT SHALL BE UTILIZED TO PAY (i) FEES AND
             OTHER SUMS DUE AND PAYABLE TO THE MANAGEMENT CONSULTANTS, TO THE EXTENT SUCH FEES AND SUMS HAVE NOT BEEN PAID PURSUANT TO CLAUSES "EIGHTH" AND "NINTH" OF SECTION 3.1.3(a), AND (ii) OTHER
             PAYMENTS DESCRIBED IN CLAUSE (i) THROUGH (ix) OF SECTION 3.1.3(a) TO THE EXTENT THE RENTS FROM ANY BORROWER'S COLLATERAL PROPERTY ARE INSUFFICIENT TO PAY SAME. PRIOR TO THE EXPIRATION OF SUCH 30 DAY PERIOD, SUMS IN THE CASH COLLATERAL SUBACCOUNT SHALL BE DISBURSED ON A TWICE WEEKLY BASIS TO AN ACCOUNT SPECIFIED IN WRITING BY BORROWERS' AGENT.

             (f) In Section 5.1.37 of the October Loan Agreement, the term "the Trust Property" is changed to "a Collateral Property."

             (g) In clause (y) of Section 3.5(a) of the October Loan Agreement, the words "Section 3.2.2 which causes the Debt Service Coverage Ratio to increase to 1.20 or greater" are deleted and the words "Section 3.3" are inserted in their place.

             (h) In clause (ix) (E) of Section 6.15 of the October Loan Agreement the words "(other than amendments in effect as of December 9, 1998 or amendments subsequently entered into with respect to which a Rating Comfort Letter has been obtained from each of the Rating Agencies or amendments entered into accordance with Section 7.11 of the this Agreement)" are inserted immediately following the words "organizational documents".

         3. REMIC CHANGES. Simultaneously with the execution and delivery of this Agreement, the Borrowers and the Lender shall enter into a letter agreement in the form of EXHIBIT A hereto (the "REMIC Letter Agreement").

         4.  CAP ON INTEREST RATE.

             (a) In Section 1.1 of the October Loan Agreement, the definition of "Interest Rate" is amended and restated in its entirety as follows:

                  "INTEREST RATE": FOR ANY INTEREST PERIOD, THE LESSER OF (A)
             THE MINIMUM RATE AND (B) THE MAXIMUM RATE (OR, WHEN APPLICABLE PURSUANT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE DEFAULT RATE.)"

             (b) In Section 1.1 of the October Loan Agreement, the following new definition is added immediately after the definition of "Maximum Rate":

                  "MINIMUM RATE": FOR ANY INTEREST PERIOD, THE LESSER OF (A)
             LIBOR FOR SUCH INTEREST PERIOD PLUS THE MARGIN, AND (B) 9.25% PER ANNUM.

             (c) In Section 1.1 of the October Loan Agreement, the definition of "Default Rate" is amended and restated in its entirety as follows:

                  "DEFAULT RATE": PRIOR TO THE STATED MATURITY DATE: A RATE
             PER ANNUM EQUAL TO THE LESSER OF (i) THE MAXIMUM RATE AND (ii) 5% ABOVE THE UNCAPPED INTEREST RATE, COMPOUNDED MONTHLY; FROM AND AFTER THE STATED MATURITY DATE: A RATE PER ANNUM EQUAL TO THE LESSER OF (i) THE MAXIMUM RATE AND (ii) 10% ABOVE THE UNCAPPED INTEREST RATE, COMPOUNDED MONTHLY."

             (d) In Section 1.1 of the October Loan Agreement, the following new definition is added immediately after the definition of "UCC":

                  "UNCAPPED INTEREST RATE": FOR ANY INTEREST PERIOD, LIBOR
             FOR SUCH INTEREST PERIOD PLUS THE MARGIN."

         5.  ADDITIONAL ADVANCES.

             (a) On the date hereof Lender is making an advance in the amount of $8,000,000 to the Oakridge Borrower. Lender shall have no obligation to make any further advance to any Borrower.

             (b) The Borrowers shall execute and deliver to Lender such documents, instruments and agreements (including without limitation, amendments to Mortgages, Guaranties, the Note and other Loan Documents), and deliver to Lender legal opinions, title insurance and other closing items, in each case as Lender may require to evidence and secure such additional advances, with the intention that Lender have the same guaranties and security and other benefits with respect to such additional advances as Lender has with respect to the prior advances under the Loan Agreement.

         6.  OAKRIDGE OPTIONS.

             (a) If, upon the expiration of the Secondary Option Period (as defined in the Oakridge Option Agreement), neither the Primary Option nor the Secondary Option have been exercised, and provided no Event of Default then exists, the Oakridge Borrower shall be entitled to receive all sums in the Oakridge Option Fund in excess of $8,000,000. The balance of the Oakridge Option Fund (i.e., $8,000,000) shall continue to be held by Lender as cash collateral for the Loans until the Loans have been paid in full. For purposes of this Paragraph 6(a), any Oakridge L/C may be held by Lender upon the expiration of the Secondary Option Period shall be deemed part of the Oakridge Option Fund.

             (b) Borrower acknowledges that, in connection with a Secondary Market Transaction, the Capital Company of America LLC ("CCA") (or its affiliate) may deliver to the Servicer (i) funds, a letter of credit or other collateral to secure the obligations of the Oakridge Borrower under paragraphs (b), (c), and (h) of Section 4.13 of the October Loan Agreement (the "CCA Oakridge Option Collateral") and/or (ii) funds, a letter of credit or other collateral to secure the obligations of the Oakridge Borrower to make all rental payments becoming due and payable by the Oakridge Borrower in its capacity as tenant under the Ground Lease of the Oakridge Property (the "CCA Oakridge Rent Collateral").

         7. WEA AND WALP AGREEMENTS. Simultaneously with the execution and delivery of this Agreement, Westfield America, Inc. ("WEA") is executing and delivering to CCA that certain Reimbursement Agreement dated the date hereof (the "Oakridge Reimbursement Agreement") and Westfield America Limited Partnership ("WALP") is executing and delivering to CCA an interest Rate Cap Agreement dated the date hereof (the "Interest Rate Cap Agreement").

         8. GRID TO NOTE. As of the date hereof, the SCHEDULE A to the Note is as set forth on SCHEDULE A hereto.

         9.  MISCELLANEOUS.

             (a) This Agreement may be relied upon by, shall run to the benefit of and may be enforced by Lender and its successors and assigns.

             (b) This Agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed in New York.

             (c) This Agreement cannot be modified, changed, or discharged except by an agreement in writing signed by Borrowers and Lender.

             (d) A telephone facsimile of an executed copy of this Agreement or of any other document executed in connection herewith shall be deemed an original for all purposes.

             (e) This Agreement and any document executed in connection herewith may be executed with counterpart signature pages.

     IN WITNESS WHEREOF each of the undersigned has caused this Agreement to be duly executed by its duly authorized representatives as of the day and year first above written.

                              NORTHWEST PLAZA LLC, a Delaware limited liability company

                              By: Northwest Plaza, Inc., a Delaware corporation,
                                  its managing member

                                  By:  /s/  Mark A. Stefanek
                                      -----------------------------------------
                                      Name:  Mark A. Stefanek
                                      Title: Treasurer

                              WEA CRESTWOOD PLAZA LLC, a Delaware limited liability company

                              By: Crestwood Plaza, Inc., a Delaware corporation,
                                  its managing member

                                  By:  /s/  Mark A. Stefanek
                                      -----------------------------------------
                                      Name:  Mark A. Stefanek
                                      Title: Treasurer

                              ENFIELD SQUARE LLC, a Delaware limited liability company

                              By: Enfield Square, Inc., a Delaware corporation,
                                  its managing member

                                  By:  /s/  Mark A. Stefanek
                                      -----------------------------------------
                                      Name:  Mark A. Stefanek
                                      Title: Treasurer

                              PLAZA BONITA LLC, a Delaware limited liability company

                              By: Plaza Bonita, Inc., a Delaware corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              PLAZA WEST COVINA LLC, a Delaware limited liability company

                              By:  Plaza West Covina, Inc., a Delaware
                                   corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              MID RIVERS MALL LLC, a Delaware limited liability company

                              By: Mid Rivers, Inc., a Delaware corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       ----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              WEST PARK PARTNERS, L.P., a Missouri limited partnership

                              By: West Park Shopping Center, Inc., a Delaware corporation, its general partner

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              CAPITAL MALL COMPANY, a Washington limited partnership

                              By: Capital Shopping Center, Inc., a Delaware corporation, its managing member

                                   By:  /s/ Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              FOX HILLS MALL LLC, a Delaware limited liability company

                              By: Fox Hills Mall, Inc., a Delaware corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              HORTON PLAZA LLC, a Delaware limited liability company

                              By: Horton Plaza, Inc., a Delaware corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              PARKWAY PLAZA LLC, a Delaware limited liability company

                              By: Parkway Plaza, Inc., a Delaware corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              OAKRIDGE MALL LLC, a Delaware limited liability company

                              By: Oakridge Mall, Inc., a Delaware corporation, its managing member

                                   By:  /s/  Mark A. Stefanek
                                       -----------------------------------------
                                       Name:  Mark A. Stefanek
                                       Title: Treasurer

                              THE CAPITAL COMPANY OF AMERICA LLC

                              By: /s/ Michael L. Hurdlebrink
                                  ------------------------------------
                                  Name: Michael L. Hurdlebrink
                                  Title:

                                   EXHIBIT A

                       THE CAPITAL COMPANY OF AMERICA LLC
                      2 WORLD FINANCIAL CENTER, BUILDING B
                            NEW YORK, NEW YORK 10281

                                                              February __, 1999

Northwest Plaza LLC
WEA Crestwood Plaza LLC
Enfield Square LLC
Plaza Bonita LLC
Plaza West Covina LLC
Mid Rivers Mall LLC
West Park Partners, L.P.
Capital Mall Company
Fox Hills Mall LLC
Horton Plaza LLC
Parkway Plaza LLC
Oakridge Mall LLC
c/o Westfield America, Inc.
11601 Wilshire Blvd.
12th Floor
Los Angeles, CA 90025

     Re:   $754,100,000 FINANCING - WESTFIELD/CCA

Gentlemen:

     We refer to that certain Loan Agreement dated as of October 30, 1998 (the "October Loan Agreement"), as modified by that certain Assumption and Amendment Agreement dated as of December 9, 1998 and as further amended by that certain Second Amendment to Loan Agreement dated as of the date hereof (collectively, the "Loan Agreement"). All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreement.

     As you know, The Capital Company of America LLC ("CCA") contemplates securitizing the Loans (the "Securitization"), and assigning the Loans to a trustee

(together with its successors and assigns, the "Trustee") for the benefit of holders of securities (the "Securities") issued as part of the Securitization.

    The Loan Agreement currently provides that the Borrowers may substitute retail properties for one or more of the Collateral Properties.

    CCA, by its execution and delivery of this letter agreement, irrevocably agrees with you that the Loan Agreement is hereby modified to provide that, effective immediately upon the assignment of the Loans to the Trustee, and for so long as the Trustee or other service provider to the Securitization is the holder of the Loans, the provisions of Section 2.6(a) of the October Loan Agreement shall be modified as follows: (A) Section 2.6(a)(iv), (v) and (vi) are deleted in their entirety; (B) Section 2.6(a)(xiv) is modified to delete the introductory clause and replace it with "the Borrowers shall have demonstrated that"; (C) Section 2.6(a)(xiv) is further modified to delete clause (A) thereof; and (D) Section 2.6(a)(xviii) is deleted in its entirety and replaced with "receipt of written affirmation from each Rating Agency rating the Securities that such substitution will not cause the rating assigned to any class of Securities to be withdrawn, qualified or downgraded." All other terms of the Loans and the Loan Documents shall remain in full force and effect, without any modification thereof.

    This modification is NOT binding on any holder of the Loans other than the Trustee or other service provider to the Securitization. In the event the Trustee transfers the Loans and the Loans are removed from the Securitization, the Loan Agreement substitution provisions shall remain as written, without giving effect to this modification.

    This letter agreement constitutes an amendment to the Loan Agreement and may be cited in any Loan Document as the "REMIC Letter Agreement".

                                             Very truly yours,

                                             THE CAPITAL COMPANY OF AMERICA LLC

                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

AGREED TO:

NORTHWEST PLAZA LLC,
a Delaware limited liability company

By:  Northwest Plaza, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

WEA CRESTWOOD PLAZA LLC,
a Delaware limited liability company

By:  Crestwood Plaza, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

ENFIELD SQUARE LLC,
a Delaware limited liability company

By:  Enfield Square, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

PLAZA BONITA LLC,
a Delaware limited liability company

By:  Plaza Bonita, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

PLAZA WEST COVINA LLC, a Delaware
limited liability company

By:  Plaza West Covina, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

MID RIVERS MALL LLC, a Delaware
limited liability company

By:  Mid Rivers, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

WEST PARK PARTNERS, L.P., a Missouri
limited partnership

By:  West Park Shopping Center, Inc., a Delaware
     corporation, its general partner

     By:
         ------------------------------
         Name:
         Title:

CAPITAL MALL COMPANY, a Washington
limited partnership

By:  Capital Shopping Center, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

FOX HILLS MALL LLC, a Delaware
limited liability company

By:  Fox Hills Mall, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

HORTON PLAZA LLC, a Delaware
limited liability company

By:  Horton Plaza, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

PARKWAY PLAZA LLC, a Delaware
limited liability company

By:  Parkway Plaza, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

OAKRIDGE MALL LLC, a Delaware
limited liability company

By:  Oakridge Mall, Inc., a Delaware
     corporation, its managing member

     By:
         ------------------------------
         Name:
         Title:

                                  SCHEDULE A

                            ADVANCE/PREPAYMENT GRID*

----------------------------------------------------------------------------------------------
                                                        AMOUNT OF        DATE OF      AMOUNT
     BORROWER                    DATE OF ADVANCE         ADVANCE        PREPAYMENT    PREPAID
----------------------------------------------------------------------------------------------
Fox Hills Mall LLC              October 30, 1998       $ 47,200,000
----------------------------------------------------------------------------------------------
Horton Plaza LLC                October 30, 1998       $113,100,000
----------------------------------------------------------------------------------------------
Oakridge Mall LLC               October 30, 1998       $ 37,400,000
Oakridge Mall LLC               February 25, 1999      $  8,000,000
----------------------------------------------------------------------------------------------
Parkway Plaza LLC               October 30, 1998       $ 83,300,000
----------------------------------------------------------------------------------------------
Northwest Plaza LLC             December 9, 1998       $ 85,511,459
----------------------------------------------------------------------------------------------
WEA Crestwood Plaza LLC         December 9, 1998       $ 73,682,162
----------------------------------------------------------------------------------------------
Enfield Square LLC              December 9, 1998       $ 30,795,763
----------------------------------------------------------------------------------------------
Plaza Bonita LLC                December 9, 1998       $ 75,524,495
----------------------------------------------------------------------------------------------
Plaza West Covina LLC           December 9, 1998       $ 83,152,469
----------------------------------------------------------------------------------------------
Mid Rivers Mall LLC             December 9, 1998       $ 56,989,708
----------------------------------------------------------------------------------------------
West Park Partners, L.P.        December 9, 1998       $ 29,420,464
----------------------------------------------------------------------------------------------
Capital Mall Company            December 9, 1998       $ 30,023,481
----------------------------------------------------------------------------------------------

--------------

* Payee may attach additional grid pages as necessary throughout the term of the Loan.